EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Social Cube Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2012, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2012	By: /s/ Byung Jin Kim	Chief Executive Officer
Date	Byung Jin Kim

August 14, 2012	By: /s/ Jonathan Lee	Chief Financial Officer
Date	Jonathan